               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                      SERIES J CONVERTIBLE PREFERRED STOCK

                                       OF

                              STARBASE CORPORATION

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)




        Starbase Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Company by Article [FOURTH] of the Certificate of Incorporation of the Company, the following resolution was adopted as of [date] by the Board of Directors of the Company pursuant to
Section 151 of the Delaware General Corporation Law:

        "RESOLVED that, pursuant to authority vested in the Board of Directors of the Company by Article FOURTH of the Company's Certificate of Incorporation, out of the total authorized number of 10,000,000 shares of Company preferred stock, par value $0.01 per share ("Preferred Stock"), there shall be designated a series of 1,200,000 shares which shall be issued in and constitute a single series to be known as "Series J Convertible Preferred Stock" (hereinafter called the "Series J Preferred Stock"). The shares of Series J Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

        1. Certain Definitions.

        As used in this Certificate of Designations, Preferences and Rights of Series J Convertible Preferred Stock of Starbase Corporation, the following terms shall have the respective meanings set forth below:

        "Average Price" means, with respect to any shares of stock or securities, including the Common Stock (as defined below), on any date of determination, the average for the ten (10) consecutive Trading Days (as defined below) preceding and including such date of determination of the closing bid prices per share on the principal national securities exchange or inter-dealer quotation system on which such stock or security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system or if closing bid prices are not available, the average for the ten (10) consecutive Trading Days preceding and

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including the date of determination of the average of the closing bid and asked prices per share or security in the over-the-counter market as published by the National Quotation Service or the OTC Bulletin Board or, if no such quotations are published or furnished, by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

        "Common Stock" means the common stock, $0.01 par value per share, of the Company, including the stock into which the Series J Preferred Stock is convertible, and any capital stock of any class of the Company hereafter authorized that shall not be entitled to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

        "Current Market Price" shall mean, with respect to any shares of capital stock or other securities, (i) if such stock or securities are listed or admitted to trading on a national securities exchange or an inter-dealer quotation system or traded in the over-the-counter market, the Average Price per share or security, as the case may be, at the close of trading on the Trading Day on which the relevant determination is to be made or, if such day is not a Trading Day, the Trading Day immediately preceding such day and (ii) if such stock or security is not so listed, admitted or traded, the fair market value of such stock or security as determined by the Company after consultation with the holders of a majority in interest of the Series J Preferred Stock or, if such parties cannot agree, as determined by an Independent Appraiser (as defined below).

        "Excluded Stock" means (A) capital stock, Options (as defined in Section 4D(1)) or Convertible Securities (as defined in Section 4D(1)) issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, (C) securities issued pursuant to that certain Purchase Agreement dated May 22, 2002, among the Company and the Investors named therein (the "Purchase Agreement") and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Series J Preferred Stock), (E) capital stock, Options or Convertible Securities issued to the lender in any financing with no equity or equity-linked securities made to the Company by a financial institution engaged in the business of lending money such as a bank, trust company, insurance company or other institutional lender, (F) capital stock, Options or Convertible Securities issued as consideration in (i) a merger, consolidation or acquisition of assets, (ii) a strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise capital), or (iii) an acquisition of a business or line of business, (G) capital stock, Options or Convertible Securities issued pursuant to the arrangements disclosed in Schedule 4.21 to the Purchase Agreement, and (H) securities issued or issuable as a dividend or distribution on the outstanding Series J Preferred Stock.


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

        "Independent Appraiser" means an investment banking firm, appraisal firm or any other financial expert of recognized national standing in the United States, selected by the holders of a majority of the Series J Preferred Stock and reasonably acceptable to the Company, that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or indirect material financial interest in the Company or a 5% or greater holder of Series J Preferred Stock, who has not been, and, at the time called upon to give independent financial advice to the Company or a holder of Series J Preferred Stock, is not (and none of its directors, officers, affiliates or stockholders are) a promoter, director or officer of the Company or a holder of Series J Preferred Stock.

        "Reset Period" means the period of ten (10) trading days beginning five
(5) trading days after shares of Common Stock commence trading on a post-Reverse Split basis.

        "Reverse Split" means a one-for-ten reverse split of the Common Stock.

        "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on The Nasdaq Stock Market, Inc. National Market System or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq Stock Market or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.

        2. Dividends.

        Dividends on the Series J Preferred Stock shall be declared and paid from time to time as determined by the Company's Board of Directors out of funds legally available therefor. The Company shall not declare, pay or set aside any dividends or distributions on shares of Common Stock (other than dividends payable solely in shares of Common Stock), unless the holders of Series J Preferred Stock first receive, or simultaneously receive, a dividend or distribution on each outstanding share of Series J Preferred Stock equal to the product of (i) the per share dividend or distribution to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series J Preferred Stock is then convertible.

        3. Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series J Preferred Stock shall be entitled, before any distributions shall be made to the holders of the Common Stock, or any other class or series of capital stock of the Company ranking junior to the Series J Preferred Stock as to such distributions, to be paid an amount equal to $10.00 per share (the "Liquidation Preference") (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences affecting the Series J Preferred Stock). If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the


                                      -3-
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assets to be distributed among the holders of the Series J Preferred Stock and any class or series of capital stock ranking on a parity with the Series J Preferred Stock as to such distributions shall be insufficient to permit payment to the holders of the Series J Preferred Stock and any such class or series of capital stock of their respective liquidation amount, then the entire assets of the Company to be distributed shall be distributed pro rata to the holders of Series J Preferred Stock and the holders of such class or series of capital stock ranking on a parity with the Series J Preferred Stock as to such distributions according to the preferential amounts due thereon. Unless waived in writing by the holders of a majority of the Series J Preferred Stock then outstanding, voting together as one class, a consolidation or merger of the Company into or with any other entity or entities, or the sale or transfer by the Company of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Company, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a "Corporate Transaction") shall be deemed to be a liquidation within the meaning of this Section 3.

        4. Conversion.

        4A. Right to Convert.

        (1) Optional Conversion. Subject to the terms and conditions of this paragraph 4A, the holder of any share or shares of Series J Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series J Preferred Stock into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series J Preferred Stock so to be converted by the Liquidation Preference per share and dividing the result by the conversion price of $2.50 per share or, if there has been an adjustment of the conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series J Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by surrender of a certificate or certificates for the shares to be converted to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Series J Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a properly completed notice of conversion in the form attached to the Series J Preferred Stock certificate with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock, shall be issued. Such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Company and the certificate or certificates for such shares shall have been surrendered as aforesaid,

        (2) Automatic Conversion. Immediately upon effectiveness of the Reset Adjustment (as defined below), all outstanding shares of Series J Preferred Stock shall, without action on the part of the Company or the holder, automatically be converted into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series J Preferred Stock so to be converted by the Liquidation Preference per share and dividing the result by the Conversion Price then in effect (after giving effect to the Reset Adjustment).

        4B. Issuance of Certificates; Time Conversion Effected. Promptly after the conversion of the Series J Preferred Stock and surrender of the certificate or certificates for the share or shares of the Series J Preferred Stock being converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series J Preferred Stock. Upon the effective date of any such conversion, the rights of the holder of the shares of Series J Preferred Stock being converted shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

        4C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of the Series J Preferred Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. In case the number of shares of Series J Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 4A exceeds the number of shares converted, the Company shall upon such conversion, execute and deliver to the holder thereof at the expense of the Company, a new certificate for the number of shares of Series J Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

        4D. Adjustment of Conversion Price. In addition to the adjustments described elsewhere herein, in the event that the per share Volume Weighted Average Price (as defined below) of the Common Stock for the Reset Period is less than the Conversion Price otherwise in effect on the last day of the Reset Period (after giving effect to the Reverse Split), the Conversion Price shall be adjusted (the "Reset Adjustment") to equal the higher of (i) the per share Volume Weighted Average Price per share of the Common Stock for the Reset Period, and (ii) $2.00. "Volume Weighted Average Price" for the Reset Period shall equal the quotient (rounded to the nearest $.01) of
     (i) the sum of the respective products of each sale price for the Common Stock on each trading day during the Reset Period multiplied by the number of shares of Common Stock traded at such price during such period (as reported by Nasdaq), divided by the total number of such shares traded during such period (as so reported).

        If the Company shall issue or sell, or is, in accordance with subparagraphs 4D(1)


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     through 4D(7) below, deemed to have issued or sold, any shares of Common
     Stock other than Excluded Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "Trigger Issuance") the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

               Adjusted Conversion Price = (A x B) + D
                                           -----------
                                              A+C

                    where

                    "A" equals the number of shares of Common Stock outstanding, including Additional Shares (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

                    "B" equals the Conversion Price in effect immediately preceding such Trigger Issuance;

                    "C" equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

                    "D" equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance.

provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.

        For purposes of this subparagraph 4D, "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subparagraph 4D, other than Excluded Stock.

        For purposes of this subparagraph 4D, the following paragraphs 4D(1) to 4D(8) shall also be applicable:

        4D(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if


                                      -6-
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     any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 4D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        4D(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 4D(3), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of this subsection 4D.

        4D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4D(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4D(l) or 4D(2), or the rate


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

     at which Convertible Securities referred to in subsections 4D(l) or 4D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(D) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(D) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

        4D(4) Stock Dividends. Subject to the provisions hereof, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        4D(5) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

        4D(6) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the

     Company. In situations other than those covered by the immediately preceding sentence, if Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the holder are unable to agree upon the fair market value of the Additional Rights, the Company and the holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the holder.

        4D(7) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        4D(8) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 4D.

        4E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger, but excluding transactions covered by Section 4(D)(5)) that holders of Common Stock but not holders of Series J Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of a share or shares of Series J Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of such share or shares of the Series J Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion

     Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of the Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company.

        4F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then, and in each such case the Company shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series J Preferred Stock at the address of such holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        4G. Other Notices. In case at any time:

            (1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

            (2) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of such stock of any class or other rights;

            (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another corporation; or

            (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series J Preferred Stock at the address of such holder as shown on the books of the Company, (a) at least 15 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and
     (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause

     (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

        4H. Stock to be Reserved.

            (1) The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series J Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series J Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes) and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series J Preferred Stock, would exceed the total number of shares of such class of Common Stock then authorized by the Company's Certificate of Incorporation.

            (2) The Company will at all times reserve and keep available out of its authorized Series J Preferred Stock such number of shares of Series J Preferred Stock as is equal to the number of shares of Series J Preferred Stock then outstanding. All shares of Series J Preferred Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes).

        4I. No Reissuance of Series J Preferred Stock. Shares of Series J Preferred Stock that are converted into shares of Common Stock as provided herein shall be retired and may not be reissued as Series J Preferred Stock but may be reissued as all or part of another series of Preferred Stock.

        4J. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series J Preferred Stock shall be made without charge to the holders thereof for any issuance tax, stamp tax, transfer tax, duty or charge in respect thereof, provided that the Company shall not be required to pay any tax, duty or charge which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series J Preferred Stock which is being converted.

        4K. Closing of Books. The Company will at no time close its transfer books against the transfer of any Series J Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series J Preferred Stock in any manner which interferes with the timely conversion of such Series J Preferred Stock; provided, however, nothing herein shall be construed to prevent the Company from setting record dates for the holders of its securities.

        5. Voting - Series J Preferred Stock. Except as provided by this Certificate of Designations or under applicable law, the holders of Series J Preferred Stock shall not have the right to vote on any matter to be voted on by the stockholders of the Company (including any election or removal of the directors of the Company).

        6. Further Restrictions. In addition to any other vote of the holders of Series J Preferred Stock required by law or by the Certificate of Incorporation, without the prior consent of the holders of a majority of the outstanding Series J Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series J Preferred Stock shall vote together as a class, the Company will not:

           (a) authorize, create, designate, establish or issue (i) an increased number of shares of Series J Preferred Stock, or (ii) any other class or series of capital stock ranking senior to or on parity with the Series J Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of Series J Preferred Stock;

           (b) amend, alter or repeal, whether by merger, consolidation or otherwise, the Certificate of Incorporation or By-laws of the Company or the Resolutions contained in this Certificate of Designations of the Series J Preferred Stock and the powers, preferences, privileges, relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, which would adversely affect any right, preference, privilege or voting power of the Series J Preferred Stock, or which would increase or decrease the amount of authorized shares of the Series J Preferred Stock or of any other series of preferred stock ranking senior to the Series J Preferred Stock, with respect to the payment of dividends (whether or not such series of preferred stock is cumulative or noncumulative as to payment of dividends) or upon liquidation; provided, however that a merger or consolidation (i) that constitutes a Corporate Transaction, and (ii) in which all holders of Series J Preferred Stock receive in such merger or consolidation the same consideration they would have received had their Series J Preferred Stock been converted into Common Stock immediately prior to the record date for such transaction, shall not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Series J Preferred Stock; and

           (c) directly or indirectly, declare or pay any dividend (other than dividends permitted pursuant to Section 2 and dividends payable in shares of Common Stock but only to the extent that such stock dividend results in an adjustment of the Conversion Price pursuant to Section 4(D)(4)) or directly or indirectly purchase, redeem, repurchase or otherwise acquire or permit any Subsidiary (as hereinafter defined) to redeem, purchase, repurchase or otherwise acquire (or make any payment to a sinking fund for such redemption, purchase, repurchase or other acquisition) any share of Common Stock or any other class or series of the Company's capital stock (except for shares of Common Stock repurchased from current of former employees, consultants, or directors upon termination of service in accordance with plans approved by the Company board of directors) whether in cash, securities or property or in obligations of the Company or any Subsidiary. For the purposes hereof, a "Subsidiary" shall mean any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person.

        7. No Waiver. Except as otherwise modified or provided for herein, the holders of Series J Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

        8. No Impairment. The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all time in good faith assist in the carrying out of all the provisions of this Article [FOURTH] and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series J Preferred Stock against impairment."

        9. Amendment; Waiver. Any term of the Series J Preferred Stock may be amended or waived (including the adjustment provisions included in Section 4(D) hereof) upon the written consent of the Company and the holders of at least a majority of the Series J Preferred Stock then outstanding; provided, however that the number of Conversion Shares issuable hereunder and the Conversion Price may not be amended, and the right to convert the Series J Preferred Stock may not be altered or waived, without the written consent of the holders of all of the Series J Preferred Stock then outstanding.

                            [Execution Page Follows]

               IN WITNESS WHEREOF, the undersigned has executed Certificate of Designations, Preferences and Rights this ____ day of ___________, 2002.


                                    STARBASE CORPORATION




                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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